UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.)
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CYCLACEL PHARMACEUTICALS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Cyclacel Pharmaceuticals, Inc.
200 Connell Drive, Suite 1500
Berkeley Heights, New Jersey 07922
April 10, 2019
To Our Stockholders:
You are cordially invited to attend the 2019 Annual Meeting of Stockholders of Cyclacel Pharmaceuticals, Inc. (the “Company”) to be held at 10:00 a.m., E.D.T., on May 29, 2019, at our corporate headquarters at 200 Connell Drive, Suite 1500, Berkeley Heights, New Jersey 07922. The attached Notice of Annual Meeting and proxy statement describe the business we will conduct at the annual meeting and provide information about us that the holders of our common stock (the “Common Stock”) should consider when voting.
At the annual meeting, we will ask our holders of Common Stock to:
1.
re-elect each of Sir John Banham and Dr. Samuel L. Barker, nominees for Class 1 directors, to our Board of Directors;

2.
ratify the selection of RSM US LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2019;

3.
approve by an advisory vote the compensation of our named executive officers, as disclosed in this proxy statement; and

4.
approve by an advisory vote the frequency of holding an advisory vote on compensation of our named executive officers.

The Board of Directors recommends the approval of each of these proposals.
Also at the annual meeting, the holders of our 6% Convertible Exchangeable Preferred Stock (“Preferred Stock”) may re-elect Gregory T. Hradsky, nominee for Class 1 director, to fill the directorship on our Board of Directors that has been created pursuant to the terms of the Certificate of the Powers, Designations, Preferences and Rights governing the Preferred Stock. The Board of Directors makes no recommendation with respect to this proposal.
Such other business will be transacted as may properly come before the annual meeting and at any adjournments or postponements thereof.
Under Securities and Exchange Commission rules that allow companies to furnish proxy materials to stockholders over the Internet, we have elected to deliver our proxy materials to the majority of our stockholders over the Internet. This delivery process allows us to provide stockholders with the information they need, while at the same time conserving natural resources and lowering the cost of delivery. On or about April 12, 2019, we will commence mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy statement for our 2019 Annual Meeting of Stockholders and our 2018 annual report to stockholders. The Notice also provides instructions on how to vote online or by telephone and includes instructions on how to receive a paper copy of the proxy materials by mail.
We hope you will be able to attend the annual meeting. Whether you plan to attend the annual meeting or not, it is important that you cast your vote either in person or by proxy. You may vote over the Internet as well as by telephone or by mail. Therefore, when you have finished reading the proxy statement, you are urged to vote in accordance with the instructions set forth in this proxy statement. We encourage you to vote by proxy so that your shares will be represented and voted at the annual meeting, whether or not you can attend.
If you wish to attend the annual meeting in person, you will need to register with us in advance. You can register by contacting our investor relations office by no later than May 22, 2019, by e-mail to ir@cyclacel.com, fax at (866) 271-3466, mail at Cyclacel Pharmaceuticals, Inc., 200 Connell Drive, Suite 1500, Berkeley Heights, New Jersey 07922 or telephone at (908) 517-7330.
Thank you for your ongoing support of Cyclacel Pharmaceuticals, Inc. We look forward to seeing you at the annual meeting.
Sincerely,
/s/ Spiro Rombotis

Spiro Rombotis
President and Chief Executive Officer

Cyclacel Pharmaceuticals, Inc.
200 Connell Drive, Suite 1500
Berkeley Heights, New Jersey 07922
April 10, 2019
NOTICE OF 2019 ANNUAL MEETING OF STOCKHOLDERS
TIME:
10 a.m. E.D.T

DATE:
May 29, 2019

PLACE:
200 Connell Drive, Suite 1500, Berkeley Heights, New Jersey 07922

PURPOSES:
For the holders of our common stock (“Common Stock”):
1.
To re-elect each of Sir John Banham and Dr. Samuel L. Barker, nominees for Class 1 directors, to our Board of Directors;

2.
To ratify the appointment of RSM US LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019;

3.
To approve by an advisory vote the compensation of our named executive officers, as disclosed in this proxy statement; and

4.
To approve by an advisory vote the frequency of holding an advisory vote on the compensation of our named executive officers.

Also at the annual meeting, the holders of our 6% Convertible Exchangeable Preferred Stock (“Preferred Stock”) may re-elect Gregory T. Hradsky, nominee for Class 1 director, to fill the directorship on our Board of Directors that has been created pursuant to the terms of the Certificate of the Powers, Designations, Preferences and Rights governing the Preferred Stock.
In addition, the Company will transact any other business that may properly be presented before the annual meeting or at any adjournment or postponement thereof.
WHO MAY VOTE?
You may vote if you were the record holder of our Common Stock at the close of business on April 3, 2019. A list of stockholders of record will be available at the annual meeting and during the ten days prior to the annual meeting at the office of our Secretary at the above address.
All stockholders are cordially invited to attend the annual meeting. Whether you plan to attend the annual meeting or not, we urge you to vote by following the instructions in the Notice of Internet Availability of Proxy Materials that you previously received and submit your proxy by the Internet, telephone or mail in order to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the meeting.
If you plan to attend the annual meeting, you must register in advance by contacting our investor relations office by e-mail to ir@cyclacel.com, fax at (866) 271-3466, mail to Cyclacel Pharmaceuticals, Inc., 200 Connell Drive, Suite 1500, Berkeley Heights, New Jersey 07922 or telephone at (908) 517-7330. Only record and beneficial owners will be permitted to register. Requests for registration will be processed in the order in which they are received and must be requested by no later than May 22, 2019. Please note that seating is limited and registration of stockholders will be accepted on a first-come, first-served basis. On the day of the annual meeting, each stockholder will be required to present a valid picture identification such as a driver’s license or passport. Seating will begin at 9:45 a.m. and the meeting will begin at 10:00 a.m.
BY ORDER OF THE BOARD OF DIRECTORS
/s/ Paul McBarron

Paul McBarron, Secretary

-i-

Cyclacel Pharmaceuticals, Inc.
200 Connell Drive, Suite 1500
Berkeley Heights, New Jersey 07922
PROXY STATEMENT FOR CYCLACEL PHARMACEUTICALS, INC.
2019 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 29, 2019
This proxy statement, along with the accompanying notice of the 2019 annual meeting of stockholders, contains information about the 2019 annual meeting of stockholders of Cyclacel Pharmaceuticals, Inc., including any adjournments or postponements of the annual meeting. We are holding the annual meeting at 10:00 a.m., E.D.T., on May 29, 2019 at our corporate headquarters at 200 Connell Drive, Suite 1500, Berkeley Heights, New Jersey 07922.
In this proxy statement, we refer to Cyclacel Pharmaceuticals, Inc. as “Cyclacel,” “the Company,” “we” and “us.”
This proxy statement relates to the solicitation of proxies by our Board of Directors for use at the annual meeting.
On or about April 12, 2019, we will commence sending the Important Notice Regarding the Availability of Proxy Materials to all stockholders entitled to vote at the annual meeting.
Important Notice Regarding The Availability of Proxy Materials for the Shareholder Meeting to be held on May 29, 2019
This proxy statement and our 2018 annual report to stockholders are available for viewing, printing and downloading at www.proxyvote.com. To view these materials, please have your 12-digit control number(s) available that appears on your Notice or proxy card. On this website, you can also elect to receive future distributions of our proxy statements and annual reports to stockholders by electronic delivery.
Additionally, you can find a copy of our Annual Report on Form 10-K, which includes our financial statements, for the fiscal year ended December 31, 2018 on the website of the Securities and Exchange Commission, or the SEC, at www.sec.gov, or in the “SEC Filings” section of the “Investors & Media” section of our website at www.cyclacel.com. You may also obtain a printed copy of our Annual Report on Form 10-K, including our financial statements, free of charge, from us by sending a written request to: Cyclacel Pharmaceuticals, Inc., 200 Connell Drive, Suite 1500, Berkeley Heights, New Jersey 07922, attention: Secretary, Annual Meeting. Exhibits will be provided upon written request and payment of an appropriate processing fee.
Important Information About the Annual Meeting and Voting
Why Is the Company Soliciting My Proxy?
The Board of Directors of Cyclacel is soliciting your proxy to vote at the 2019 annual meeting of stockholders, and any adjournments or postponements of the meeting, which we refer to as the annual meeting, to be held at 10:00 a.m., E.D.T., on May 29, 2019 at our corporate headquarters at 200 Connell Drive, Suite 1500, Berkeley Heights, New Jersey 07922. The proxy statement, along with the accompanying Notice of Annual Meeting of Stockholders, summarizes the purposes of the meeting and the information you need to know to vote at the annual meeting.
We have made available to you on the Internet or have sent you this proxy statement, the Notice of Annual Meeting of Stockholders, the proxy card or cards and a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2018 because you owned shares of Cyclacel common stock (“Common Stock”). The Company intends to commence distribution of the Important Notice Regarding the Availability of Proxy Materials, which we refer to throughout this proxy statement as the Notice, and, if applicable, the proxy materials, to stockholders on or about April 12, 2019.

Why Did I Receive a Notice in the Mail Regarding the Internet Availability of Proxy Materials Instead of a Full Set of Proxy Materials?
As permitted by the rules of the U.S. Securities and Exchange Commission, or the SEC, we may furnish our proxy materials to our stockholders by providing access to such documents on the Internet, rather than mailing printed copies of these materials to each stockholder. Most stockholders will not receive printed copies of the proxy materials unless they request them. We believe that this process should expedite stockholders’ receipt of proxy materials, lower the costs of the annual meeting and help to conserve natural resources. If you received a Notice by mail or electronically, you will not receive a printed or email copy of the proxy materials, unless you request one by following the instructions included in the Notice. Instead, the Notice instructs you as to how you may access and review all of the proxy materials and submit your proxy on the Internet. If you requested a paper copy of the proxy materials, you may authorize the voting of your shares by following the instructions on the proxy card, in addition to the other methods of voting described in this proxy statement.
Who Can Vote at the Annual Meeting?
Only stockholders who owned our Common Stock or Preferred Stock at the close of business on April 3, 2019 are entitled to vote at the annual meeting. On this record date, there were 17,199,974 shares of our Common Stock outstanding and entitled to vote on the proposals submitted to our holders of Common Stock, and there were 335,273 Shares of Preferred Stock outstanding and entitled to vote on the proposal submitted to the holders of our Preferred Stock.
You do not need to attend the annual meeting to vote your shares. Shares represented by valid proxies, received in time for the annual meeting and not revoked prior to the annual meeting, will be voted at the annual meeting. For instructions on how to change or revoke your proxy, see “May I Change or Revoke My Proxy?” below.
For the ten-day period immediately prior to the annual meeting, the list of the stockholders of record entitled to vote at the annual meeting will be available for inspection at our offices at 200 Connell Drive, Suite 1500, Berkeley Heights, New Jersey 07922, by stockholders for such purposes as are set forth in the General Corporation Law of the State of Delaware. Such list will also be available for inspection at the annual meeting.
What Proposals Can I Vote on as a Holder of Preferred Stock?
The holders of Preferred Stock are currently entitled to vote and elect Gregory T. Hradsky, the nominee for Class 1 director, to fill one of the two directorships created on the Company’s Board of Directors by virtue of the terms of the Company’s Certificate of the Powers, Designations, Preferences and Rights governing the Preferred Stock (the “Certificate”). We refer to this proposal as the “Preferred Director Election Proposal.”
Pursuant to the terms of the Certificate, holders of the Preferred Stock are entitled to receive, when, as and if declared by the Board of Directors, out of the funds of the Company legally available therefor, cash dividends payable in equal quarterly installments on each of February 1, May 1, August 1 and November 1. The Certificate further provides that, if the Company is in arrears in an aggregate amount equal to at least six quarterly dividends (whether or not consecutive), the number of members of the Company’s Board of Directors will be increased by two, effective as of the time of election of such directors, and the holders of Preferred Stock, voting separately as a class, will have the right to vote and elect such two additional directors. This right accrued to the holders of our Preferred Stock as of August 2, 2010. The Company is still in arrears in an aggregate amount in excess of six quarterly dividends on the Preferred Stock.
In light of the arrearage on the dividends, the holders of Preferred Stock have a continuing right to elect two directors on the Company’s Board of Directors. Gregory T. Hradsky has been serving as a Class 1 director since the Company’s 2011 annual meeting. We have not received any other nominations for director by the holders of the Preferred Stock. If elected, Mr. Hradsky would continue to serve as a Class 1 director until the earlier of  (a) the 2022 annual meeting and his successor is duly elected and qualified, and (b) such time as all accrued and unpaid dividends on the Preferred Stock have been declared and paid or set apart for payment.

How Many Votes Do I Have?
Each share of our Common Stock that you own entitles you to one vote with respect to each of the proposals presented in the proxy statement.
How Do I Vote?
Whether you plan to attend the annual meeting or not, we urge you to vote by proxy. If you vote by proxy, the individuals named on the proxy card applicable to your class of stock, or your “proxies,” will vote your shares in the manner you indicate. For example, you may specify whether your shares: should be voted for or withheld for each nominee for director; should be voted for, against or abstained with respect to the ratification of the appointment of the Company’s independent registered public accounts; should be voted for, against or abstained with respect to the compensation of the Company’s named executive officers, as disclosed in this proxy statement; and should be voted for one year, two years, three years or abstain with respect to the frequency of voting on the compensation of our named executive officers. Voting by proxy will not affect your right to attend the annual meeting. If your shares are registered directly in your name through our transfer agent, American Stock Transfer and Trust Company, or you have stock certificates registered in your name, you may submit a proxy to vote:
•
By Internet or by telephone.   Follow the instructions attached to the proxy card applicable to your class of stock to submit a proxy to vote by Internet or telephone.

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By mail.   If you received one or more proxy cards by mail, you can vote by mail by completing, signing, dating and returning the enclosed proxy card applicable to your class of stock in the enclosed postage prepaid envelope. Your proxy will be voted in accordance with your instructions. If you sign the proxy card but do not specify how you want your shares voted, they will be voted as recommended by our Board of Directors.

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In person at the meeting.   If you attend the annual meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the annual meeting. You are required to register in advance of the annual meeting if you plan to attend the annual meeting in person. If you wish to register in advance of the annual meeting, please contact our investor relations office by no later than May 22, 2019, by e-mail to ir@cyclacel.com, fax at (866) 271-3466, mail to Cyclacel Pharmaceuticals, Inc., 200 Connell Drive, Suite 1500, Berkeley Heights, New Jersey 07922 or telephone at (908) 517-7330.

Telephone and Internet voting facilities for all stockholders of record will be available 24-hours a day and will close at 11:59 p.m., E.D.T., on May 28, 2019.
If your shares are held in “street name” (held in the name of a bank, broker or other nominee who is the holder of record), you must provide the bank, broker or other nominee with instructions on how to vote your shares and can do so as follows:
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By Internet or by telephone.   Follow the instructions you receive from the record holder to vote by Internet or telephone.

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By mail.   You should receive instructions from the record holder explaining how to vote your shares.

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In person at the meeting.   Contact the broker, bank or other nominee who holds your shares to obtain a broker’s proxy card and bring it with you to the annual meeting. You will not be able to vote at the annual meeting unless you have a proxy card from your broker, bank or other nominee.

How Does the Board of Directors Recommend That I Vote on the Proposals?
The Board of Directors recommends that you, as a holder of Common Stock, vote as follows:
•
“FOR” the re-election of each of Sir John Banham and Dr. Samuel L. Barker, nominees for Class 1 directors;

•
“FOR” ratification of the selection of our independent registered public accounting firm for the fiscal year ending December 31, 2019;

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“FOR” the compensation of our named executive officers, as disclosed in this proxy statement;

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“FOR” holding an advisory vote on the compensation of our named executive officers every year; and

As a holder of Preferred Stock, “NO RECOMMENDATION” on whether to vote in favor of or withhold your vote on the re-election of Gregory T. Hradsky as Class 1 director.
If any other matter is properly presented at the annual meeting, your proxy provides that your shares will be voted by the proxy holder listed on the proxy card in accordance with his or her best judgment. At the time this proxy statement was first made available, we knew of no matters that need to be acted on at the annual meeting, other than those described in this proxy statement.
May I Change or Revoke My Proxy?
If you submit a proxy, you may change or revoke it at any time before the annual meeting. You may change or revoke your proxy in any one of the following ways:
•
By submitting a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above or by providing written notice of revocation to us before the annual meeting at 200 Connell Drive, Suite 1500, Berkeley Heights, New Jersey 07922, Attention: Paul McBarron, Executive Vice President—Finance, Chief Financial Officer, Chief Operating Officer and Secretary;

•
By submitting a later proxy by Internet or by telephone as instructed above; or

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By attending the annual meeting in person and voting in person. Attending the annual meeting in person will not, in and of itself, change or revoke a previously submitted proxy unless you specifically request it or vote by ballot at the annual meeting. Your most current proxy card or proxy submission by telephone or Internet is the one that will be counted.

What If I Receive More Than One Proxy Card?
You may receive more than one proxy card or voting instruction form if you hold shares of our Common Stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described under “How Do I Vote?” for each account to ensure that all of your shares are voted.
Will My Shares Be Voted if I Do Not Vote?
If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote as described above under “How Do I Vote?”. If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker or other nominee that holds your shares has the authority to vote your unvoted shares only on the ratification of the appointment of our independent registered public accounting firm (Proposal 2 of this proxy statement) without receiving instructions from you. Therefore, we encourage you to provide voting instructions to your bank, broker or other nominee. This ensures your shares will be voted at the annual meeting and in the manner you desire. A “broker non-vote” will occur if your broker, bank or other nominee cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker, bank or other nominee chooses not to vote on a matter for which it does have discretionary voting authority.
Your bank, broker or other nominee does not have the ability to vote your uninstructed shares in the election of directors. Therefore, if you hold your shares in street name, it is critical that you cast your vote if you want your vote to be counted for the election of directors.

What Vote Is Required to Approve Each Proposal and How Are Votes Counted?
Proposal 1: Elect Sir John Banham and Dr. Samuel L. Barker as Class 1 Directors	The nominees for director who receive the most votes (also known as a “plurality” of the votes cast) will be elected. You may vote FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one of the nominees. Votes that are withheld will not be included in the vote tally for the election of directors. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of directors. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.
Proposal 2: Ratify Selection of Our Independent Registered Public Accounting Firm	The affirmative vote of a majority of the votes cast for this proposal at the annual meeting is required to ratify the selection of our independent registered public accounting firm. Abstentions will have no effect on this proposal. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our holders of Common Stock to select our independent registered public accounting firm. However, if our holders of Common Stock do not ratify the selection of RSM US LLP as our independent registered public accounting firm for the year ending December 31, 2019, the Audit Committee of our Board of Directors will reconsider its selection.
Proposal 3: Approve an Advisory Vote on the Compensation of our Named Executive Officers	The affirmative vote of a majority of the votes cast for this proposal at the annual meeting is required to approve, on an advisory basis, the compensation of our named executive officers, as described in this proxy statement. Abstentions will have no effect on this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote. Although the advisory vote is non-binding, the Compensation and Organization Development Committee and the Board of Directors will review the voting results and take them into consideration when making future decisions regarding executive compensation.
Proposal 4: Approve an Advisory Vote on the Frequency of Holding an Advisory Vote on the Compensation of our Named Executive Officers	The affirmative vote of a majority of the votes cast for this proposal at the annual meeting is required to approve, on an advisory basis, the frequency of holding an advisory vote on the compensation of our named executive officers, as described in this proxy statement. Abstentions will have no effect on this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote. Although the advisory vote is non-binding, the Compensation and Organization

Development Committee and the Board of Directors will review the voting results and take them into consideration when making future decisions regarding the frequency of holding an advisory vote on executive compensation.
Preferred Director Election Proposal	The nominee for director who receives the most votes (also known as a “plurality” of the votes cast) will be elected. This year, there is only one nominee for Class 1 director to be elected by the holders of Preferred Stock. You may either vote FOR the nominee or WITHHOLD your vote from the nominee. Votes that are withheld will not be included in the vote tally for the election of directors. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of directors. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.
Is Voting Confidential?
We will keep all of the proxies, ballots and voting tabulations private. We only let our Inspector of Election, a representative of Broadridge Financial Solutions, Inc., examine these documents. Management will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. Broadridge, however, will forward to management any written comments you make, on the proxy card or elsewhere.
Where Can I Find the Voting Results of the Annual Meeting?
The preliminary voting results will be announced at the annual meeting, and we will publish preliminary, or final, results, if available, in a Current Report on Form 8-K within four business days of the annual meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.
What Are the Costs of Soliciting these Proxies?
The solicitation of proxies in the enclosed form is made on behalf of the Board of Directors. The entire cost of soliciting these proxies, including the costs of preparing, printing and mailing this proxy statement and accompanying materials, will be borne by us.
The Company has engaged The Proxy Advisory Group, LLC, to assist in the solicitation of proxies and provide related advice and informational support, for a services fee, plus customary disbursements, which are not expected to exceed $18,000 in total. In addition, proxies may be solicited personally, by telephone or otherwise, by our officers, directors and employees, none of whom will receive any compensation for these services. We will ask banks, brokers and other nominees to forward these proxy materials to their principals and obtain authority to execute proxies. We will then reimburse such parties for their reasonable expenses incurred in connection with these activities.
What Constitutes a Quorum for the Annual Meeting?
The presence, in person or by proxy, of the holders of a majority of the issued and outstanding shares of our Common Stock entitled to vote at the meeting is necessary to constitute a quorum at the annual meeting.
Votes of stockholders of record who are present at the annual meeting in person or by proxy, abstention, and broker non-votes are counted for purposes of determining whether a quorum exists as to each class of capital stock. Broker non-votes will be counted for purposes of determining whether a quorum exists with respect to all of the Proposals.

What Dissenters’ Rights Do I Have?
Under Delaware law, none of our stockholders are entitled to rights of appraisal on any proposal referred to herein.
Attending the Annual Meeting
The annual meeting will be held at 10:00 a.m., E.D.T., on May 29, 2019, at our corporate headquarters at 200 Connell Drive, Suite 1500, Berkeley Heights, New Jersey 07922. When you arrive at our corporate headquarters, signs will direct you to the appropriate meeting room. You need not attend the annual meeting in order to vote.
If you plan to attend the meeting, you must register in advance by no later than May 22, 2019. Registration will be granted only to record and beneficial owners. You may register by contacting our investor relations office by e-mail to ir@cyclacel.com, fax at (866) 271-3466, mail at Cyclacel Pharmaceuticals, Inc., 200 Connell Drive, Suite 1500, Berkeley Heights, New Jersey 07922 or telephone at (908) 517-7330. When contacting us, please provide the class of shares you hold and the name under which you hold shares of record or the evidence of your beneficial ownership of shares described below.
Please note that if you hold your shares in “street name” (that is, through a broker, bank or other nominee), you will need to send a written request for registration either by regular mail, fax or e-mail, along with proof of share ownership, such as a copy of the portion of your voting instruction form showing your name and address, a bank or brokerage firm account statement or a letter from the broker, bank or nominee holding your shares, confirming ownership. Requests for registration will be processed in the order in which they are received and must be requested no later than May 22, 2019. Please note that seating is limited and requests for registration will be accepted on a first-come, first-served basis. On the day of the annual meeting, each stockholder will be required to present a valid picture identification such as a driver’s license or passport. Seating will begin at 9:45 a.m. and the meeting will begin at 10:00 a.m.
Householding of Annual Disclosure Documents
SEC rules concerning the delivery of annual disclosure documents allow us or your broker to send a single Notice or, if applicable, a single set of our proxy materials to any household at which two or more of our stockholders reside, if we or your broker believe that the stockholders are members of the same family. This practice, referred to as “householding,” benefits both you and us. It reduces the volume of duplicate information received at your household and helps us to reduce our expenses. The rule applies to our Notices, annual reports, proxy statements and information statements. Once you receive notice from your broker or from us that communications to your address will be “householded,” the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.
If your household received a single Notice or, if applicable, a single set of proxy materials this year, but you would prefer to receive your own copy, please contact Broadridge Financial Solutions, Inc. by calling their toll free number, 1-888-237-1900.
If you do not wish to participate in “householding” and would like to receive your own Notice or, if applicable, set of our annual disclosure documents in future years, follow the instructions described below. Conversely, if you share an address with another holder of our Common Stock or Preferred Stock and together both of you would like to receive only a single Notice or, if applicable, set of our annual disclosure documents, follow these instructions:
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If your shares are registered in your own name, please contact Broadridge Financial Solutions, Inc., and inform them of your request by calling them at 1-888-237-1900 or writing them at 51 Mercedes Way, Edgewood, New York 11717.

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If a broker, bank or other nominee holds your shares, please contact the broker, bank or other nominee directly and inform them of your request. Be sure to include your name, the name of your brokerage firm and your account number.

Electronic Delivery of Company Stockholder Communications
Most stockholders can elect to view future proxy statements and annual reports over the Internet instead of receiving paper copies in the mail.
You can choose this option and save the cost of producing and mailing these documents by:
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following the instructions provided on your Notice or proxy card;

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following the instructions provided when you submit a proxy to vote over the Internet; or

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going to www.proxyvote.com and following the instructions provided.

Security Ownership of Certain Beneficial Owners and Management
The following table sets forth certain information with respect to the beneficial ownership of our Common Stock and our 6% Convertible Exchangeable Preferred Stock (the “Preferred Stock”) as of April 3, 2019 for (a) the executive officers named in the Summary Compensation Table, (b) each of our directors and director nominees, (c) all of our current directors and executive officers as a group, and (d) each stockholder known by us to own beneficially more than 5% of our Common Stock or Preferred Stock, relying solely upon the amounts and percentages disclosed in their public filings.
Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. We deem shares of Common Stock that may be acquired by an individual or group within 60 days of April 3, 2019 pursuant to the exercise of options or warrants to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of stock shown to be beneficially owned by them based on information provided to us by these stockholders.
Percentage of ownership of Common Stock is based on 17,199,974 shares of Common Stock outstanding as of April 3, 2019. Percentage of ownership of Preferred Stock is based on 335,273 shares of Preferred Stock outstanding as of April 3, 2019.
The address for each of the directors, director nominees and named executive officers is c/o Cyclacel Pharmaceuticals, Inc., 200 Connell Drive, Suite 1500, Berkeley Heights, New Jersey 07922. Addresses of other beneficial owners are noted in the table.
	Number of Shares of Common Stock Beneficially Owned(1)	Percentage of Common Stock Owned	Number of Shares of Preferred Stock Beneficially Owned	Percentage of Preferred Stock Owned
Directors, Director Nominee and Named Executive Officers
Sir John Banham(2)	15,572	*	0	0%
Dr. Samuel L. Barker(3)	14,084	*	0	0%
Dr. Judy Chiao(4)	85,228	*	0	0%
Dr. Christopher Henney(5)	16,206	*	0	0%
Paul McBarron(6)	93,704	*	0	0%
Spiro Rombotis(7)	159,172	*	1,600	*
Dr. David U’Prichard(8)	16,507	*	0	0%
Lloyd Sems(9)	17,198	*	0	0%
Gregory T. Hradsky(10)	14,420	*	0	0%
Dr. Robert Spiegel	0	*	0	0%
Executive officers and directors as a group (10 persons)(11)	432,091	2.51%	0	*
5% or more stockholders
Eastern Capital Limited(12)	2,167,261	12.6%	0	0%
Portfolio Services Ltd.(12)	2,167,261	12.6%	0	0%
Kenneth B. Dart(12)	2,167,261	12.6%	0	0%
Hudson Bay Capital Management LP(13)	1,250,000	7.27%	0	0%
Sander Gerber(13)	1,250,000	7.27%	0	0%

*
Represents beneficial ownership of less than 1% of the outstanding shares of our Common Stock.

(1)
Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Beneficial ownership also includes shares of Common Stock subject to options and warrants currently exercisable or convertible, or exercisable or convertible within 60 days of April 3, 2019. Except as indicated by footnote, to our knowledge, all persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned.

(2)
Includes options to purchase 8,576 shares of Common Stock that are exercisable within 60 days of April 3, 2019.

(3)
Includes options to purchase 8,576 shares of Common Stock that are exercisable within 60 days of April 3, 2019.

(4)
Includes options to purchase 31,620 shares of Common Stock that are exercisable within 60 days of April 3, 2019.

(5)
Includes options to purchase 8,576 shares of Common Stock that are exercisable within 60 days of April 3, 2019.

(6)
Includes options to purchase 30,008 shares of Common Stock that are exercisable within 60 days of April 3, 2019.

(7)
Includes options to purchase 56,466 shares of Common Stock that are exercisable within 60 days of April 3, 2019. Of the shares of Common Stock reported, 11 shares are held indirectly by Mr. Rombotis through his IRA account. Does not include 12,263 shares of Common Stock beneficially owned by Kalliopi Rombotis, Mr. Rombotis’ mother. Mr. Rombotis disclaims beneficial ownership of the foregoing shares.

(8)
Includes options to purchase 8,576 shares of Common Stock that are exercisable within 60 days of April 3, 2019.

(9)
Includes options to purchase 8,576 shares of Common Stock that are exercisable within 60 days of April 3, 2019.

(10)
Includes options to purchase 8,576 shares of Common Stock that are exercisable within 60 days of April 3, 2019.

(11)
See footnotes 2 through and including 10.

(12)
Based solely on a Schedule 13G/A filed by Eastern Capital Limited (“Eastern”) with the SEC on August 25, 2017. Kenneth B. Dart is the beneficial owner of all of the outstanding shares of Portfolio Services Ltd., which, in turn, owns all of the outstanding shares of Eastern. The principal business address of each beneficial owner is 10 Market Street, #773, Camana Bay, Grand Cayman, KY1-9006, Cayman Islands.

(13)
Based solely on a Schedule 13G filed by Hudson Bay Capital Management LP (“Hudson Bay”) on February 2, 2018. Hudson Bay, which serves as the investment manager to Hudson Bay Master Fund Ltd., in whose name the securities reported are held, may be deemed to be the beneficial owner of all shares of Common Stock underlying the securities held by Hudson Bay Master Fund Ltd. Mr. Gerber serves as the managing member of Hudson Bay Capital GP LLC, which is the general partner of Hudson Bay. The principal business address of each beneficial owner is 777 Third Avenue, 30th Floor, New York, NY 10017.

Management and Corporate Governance
The Board of Directors
Our charter provides that our business is to be managed by or under the direction of our Board of Directors. Our Board of Directors is divided into three classes for purposes of election. One class is elected at each annual meeting of stockholders to serve for a three-year term. Our Board of Directors currently consists of three classes, as set forth below.
On March 28, 2019, our Board of Directors accepted the recommendation of the Nominating and Corporate Governance Committee and voted to nominate Sir John Banham and Dr. Samuel L. Barker for election at the annual meeting for a term of three years to serve until the 2022 annual meeting of stockholders, or until their respective successors have been elected and qualified.
Set forth below, as of December 31, 2018, are the names of the persons nominated as directors for election at the annual meeting as well as the directors whose terms do not expire this year, their ages, their offices in the Company, if any, their principal occupations or employment for at least the past five years, the length of their tenure as directors and the names of other public companies in which such persons hold or have held directorships during the past five years. Additionally, information about the specific experience, qualifications, attributes or skills that led to our Board of Directors’ conclusion at the time of filing of this proxy statement that each person listed below should serve as a director is set forth below:
Name	Age	Position
Spiro Rombotis	60	President and Chief Executive Officer; Class 2 Director
Paul McBarron	58	Executive Vice President—Finance, Chief Financial Officer, Chief Operating Officer and Secretary; Class 3 Director
Sir John Banham	78	Class 1 Director Nominee
Dr. Christopher Henney	78	Vice Chairman; Class 3 Director
Dr. David U’Prichard	70	Chairman of the Board of Directors; Class 2 Director
Gregory T. Hradsky	58	Class 1 Director Nominee on behalf of our holders of Preferred Stock
Lloyd Sems	47	Class 2 Director on behalf of our holders of Preferred Stock
Dr. Samuel L. Barker	76	Class 1 Director Nominee
Dr. Robert Spiegel	69	Class 3 Director
Nominees for Class 1 Directors (Terms to Expire in 2019)
Sir John Banham.   Sir John Banham has served as a director of the Company since March 2006. Sir John Banham served as Chairman of Innoveas International Limited until July, 2018, following a merger of Innoveas ag and Sultan Scientific Limited, where he was Chairman. From January 2000 to May 2014 he served as the senior non-executive director of Invesco Limited. He previously served as Director General of the Confederation of British Industry (CBI) and has previously held Chairman positions at Johnson Matthey plc, Whitbread plc, Geest plc, ECI Partners LLP, Tarmac plc and Kingfisher plc, and is a former director of Spacelabs Healthcare Inc. His public sector appointments comprise first Controller of the Audit Commission and first Chairman of the Local Government Commission for England. He was formerly Honorary Treasurer of the United Kingdom’s Cancer Research Campaign prior to its merger with Imperial Cancer Research. He is a graduate of Cambridge University in Natural Sciences and has honorary degrees from a number of British universities. We believe Sir John Banham’s qualifications to serve on the Board of Directors include his diversified business experience, including in non-executive director and chairman roles as a board member of several public companies, giving him a breadth of knowledge and valuable understanding of our business.
Samuel L. Barker.   Dr. Barker has served as a director of the Company since September 2014. In 2001, Dr. Barker co-founded Clearview Projects, Inc., a provider of partnering and transaction services to biopharmaceutical companies, where he worked until September 2010, having served as its President and Chief Executive Officer from 2003 to 2004. Dr. Barker served in a series of leadership positions at

Bristol-Myers Squibb Company until his retirement in 1999. His positions at Bristol-Myers Squibb included service as Executive Vice President, Worldwide Franchise Management and Strategy during 1998; President, United States Pharmaceuticals from 1992 to 1998; and President, Bristol-Myers Squibb Intercontinental Commercial Operations from 1989 to 1991. Prior to 1989, Dr. Barker held executive positions in research and development, manufacturing, business development and operations planning at Squibb Pharmaceuticals. Dr. Barker has served as a director Lexicon Pharmaceuticals, Inc. since 2001 and served as Chairman from 2005 to 2012. Dr. Barker also served as a director of Cadence Pharmaceuticals, Inc. from 2006 to 2014 and of AtheroGenics, Inc. from 2005 to 2009. Dr. Barker received his B.S. from Henderson State College, his M.S. from the University of Arkansas and his Ph.D. from Purdue University. We believe that Dr. Barker’s qualifications to serve on the Board of Directors include his extensive experience in senior leadership positions in the global pharmaceutical industry, where he developed specific expertise in the identification, development, commercialization and partnering of pharmaceutical products.
Nominee for Preferred Stock Class 1 Director (Term to Expire in 2019)
Gregory T. Hradsky.   Mr. Hradsky has served as a director of the Company and on behalf of holders of the Preferred Stock since May 2011. Mr. Hradsky has been an independent financial consultant since February 2006. He has served on the board of directors of Costar Technologies, Inc. since June 2008, where he is Chairman of the Audit Committee. From 2003 to 2006, Mr. Hradsky was a Vice President of Avenue Capital Group, a global investment firm, where he managed a portfolio of distressed securities and other investments. From 1999 until 2003, Mr. Hradsky was the founder and Managing Partner of Bellport Capital, an investment firm specializing in distressed securities. Mr. Hradsky was a Managing Director and Head of the Distressed Securities Group at UBS Securities from 1993 until 1998 and joined UBS in 1991. Prior to UBS, Mr. Hradsky held investment positions at CS First Boston and T. Rowe Price. Mr. Hradsky has a B.A. from Loyola College in Maryland and an M.B.A. from the Wharton School of the University of Pennsylvania. We believe that Mr. Hradsky’s qualifications to serve on the Board of Directors include his many years of experience in finance.
Continuing Common Stock Class 2 Directors (Terms to Expire in 2020)
Spiro Rombotis.   Mr. Rombotis has served as a director of the Company since March 2006. Mr. Rombotis joined Cyclacel in August 1997 as our first Chief Executive Officer and has over 34 years of experience with pharmaceutical and biotechnology companies. He was previously Vice President of International Operations and Business Development; Managing Director, Europe; and Director, Japanese joint venture, at The Liposome Company, Inc. He also served as Vice President of Pharmaceuticals for Central and Eastern Europe and as Director of International Marketing at Bristol-Myers Squibb Company. He was Head of European Marketing and Sales, Head of Corporate Development and one of the first employees of Centocor, Inc. and worked in Business Development at Novartis AG. He holds a B.A. from Williams College and an M.B.A. and Master’s degree in Hospital Management with honors, from the Kellogg Graduate School of Management. He serves on the Board of Trustees of BioNJ, the biotechnology industry trade group in New Jersey. We believe Mr. Rombotis’ qualifications to serve on the Board of Directors include his role as President and Chief Executive Officer of our Company, his extensive knowledge and experience in the biotechnology and life sciences industry and his leadership, strategic guidance and operational vision.
Dr. David U’Prichard.   Dr. U’Prichard has served as a director of the Company since March 2006. He is currently President of Druid Consulting LLC, a pharmaceutical and biotechnology-consulting firm, providing customized services to life sciences clients in the United States and Europe, and a founding partner of Druid BioVentures LLP. Dr. U’Prichard is also a board member and chair of the Board S&T Committee and the Advisory Board of BioMotiv, LLC, which is the for profit operating company arm of The Harrington Discovery and Development Project (Cleveland, OH), a national initiative to accelerate new drug development inspired by physician-scientists. Previously, he served as a Venture Partner with Red Abbey Venture Partners, private equity providers, from 2005 to 2010 and as Chief Executive Officer of 3-Dimensional Pharmaceuticals, Inc. from 1999 to 2003. In addition and prior to that time, he has held a variety of positions within the pharmaceutical, biotechnology and life science investment industries, including President and Chairman of Research and Development for SmithKline Beecham Pharmaceuticals; Executive Vice President and International Research Director, and a Member of the

Board of Management of Zeneca Pharmaceuticals; General Manager, Research Department, ICI Pharmaceuticals, and Vice President Biomedical Research, ICI Pharmaceuticals; and Senior Vice President and Scientific Director for Nova Pharmaceutical Corporation, and a director of Arix Bioscience Investments. He is currently a director and until recently board chair of Vala Biosciences, and a director of BioMotiv, LLC, Orca Pharmaceuticals Ltd, Dual Therapeutics, Churchill Pharmaceuticals, iCeutica, and Splash Pharmaceuticals. He previously served as a director of Alpharma, Inc., Guilford Pharmaceuticals Inc., Lynx Therapeutics, Inc., Naurex Inc., Silence Therapeutics plc, Ocimum Biosolutions and non-executive Chairman of Oxagen Ltd. Dr. U’Prichard was Chairman of the Pennsylvania Biotechnology Association in 2004 to 2005, and from 1992 to 1997, he was a member of the board of directors of the Biotechnology Industry Organization (BIO). He received a B.Sc. in Pharmacology from University of Glasgow in 1970 and a Ph.D. in Pharmacology from University of Kansas in 1975. We believe Dr. U’Prichard’s qualifications to serve on the Board of Directors include his broad life sciences industry knowledge, his extensive executive leadership experience, and as a board member of several public companies, giving him a breadth of knowledge and valuable understanding of our business.
Continuing Preferred Stock Class 2 Director (Term to Expire in 2020)
Lloyd Sems.   Mr. Sems has served as a director of the Company and on behalf of the holders of the Preferred Stock since May 2011. Mr. Sems currently serves as President of Sems Capital, LLC and Capital Edge, LLC, both of which he founded in October 2003. Previously, Mr. Sems served as Director of Research and Portfolio Manager for Watchpoint Asset Management. Mr. Sems served on the boards of EMAK Worldwide, Inc. (EMAK) from February 2010 to April 2010 and Sport-Haley Holdings (SPOR) from April 2009 to December 2012. He currently serves as a director of Determine, Inc. (DTRM), which he joined in June 2008. Mr. Sems holds a Bachelor of Science degree in Business Administration and Finance from Albright College. We believe that Mr. Sems’ qualifications to serve on the Board of Directors include his experience as a board member of public companies and many years of experience in finance.
Continuing Class 3 Directors (Terms to Expire in 2021)
Paul McBarron.   Mr. McBarron has served as a director of the Company since March 2006. Mr. McBarron joined Cyclacel in January 2002 and has over 30 years of experience with pharmaceutical and biotechnology companies. He has served as a financial executive at Sterling Drug, Sanofi-Winthrop and SmithKline Beecham and, from 1996 to 2001, as a senior member of the finance team at Shire Pharmaceuticals plc, where he held the positions of Director of Corporate Finance and Group Financial Controller. He joined Shire when it was an emerging public company. He qualified as a chartered accountant with Ernst & Young and serves on the Scottish Lifesciences Association Board. We believe Mr. McBarron’s qualifications to serve on the Board of Directors include his role as Executive Vice President, Finance and Chief Operating Officer of our Company, his experience in the biotechnology and pharmaceutical industry and his expertise in financial areas and operations.
Christopher S. Henney, Ph.D. D.Sc.   Dr. Henney has served as a director of the Company since March 2006. Dr. Henney had served as a director of Xcyte Therapies Inc., acquired by the Company in 2006, since March 2005, and continued on as Vice Chairman of the Company. Previously, Dr. Henney co-founded three major publicly held U.S. biotechnology companies, Immunex, ICOS and Dendreon, and held a seat on the board of directors and executive positions at each company. From 1995 to January 2003, Dr. Henney was Chairman and Chief Executive Officer of Dendreon Corporation. During part of 2016, he was also interim President and Chief Executive Officer of Cascadian Theraputics Inc. and as the board member of Anthera Pharmaceuticals, Inc., both biotechnology companies. He is also a director of Prothena Corporation plc. Dr. Henney received a Ph.D. in experimental pathology from the University of Birmingham and a D.Sc. from the same university for contributions to the field of immunology. In 2012, Dr. Henney was inducted into the Biotechnology Hall of Fame. We believe Dr. Henney’s qualifications to serve on the Board of Directors include his extensive knowledge and business experience in the biotechnology industry, including a diversified background as an executive in public companies and as a board member of several public companies, giving him a breadth of knowledge and valuable understanding of our business.

Robert J. Spiegel, M.D.   Dr. Spiegel has served as a director of the Company since September, 2018. Dr. Spiegel has over 30 years of extensive R&D and operational experience in biopharmaceuticals, including large pharmaceutical and biotechnology companies, and academic startups as well as an advisor to venture capital and private equity funds. Dr. Spiegel was an Assistant Professor and Director of the Developmental Therapeutics Program at New York University Medical Center and then spent 25 years at Schering-Plough (subsequently acquired by Merck & Co.), where he joined as the first Director for Oncology Clinical Research. He subsequently held a series of senior executive positions, including Senior Vice President for Worldwide Clinical Research and Chief Medical Officer. During his time at Schering-Plough he led teams that took numerous drug candidates through clinical development and was involved with over 30 New Drug Application approvals by the U.S. FDA. For the last seven years, he has been a consultant to the biotech industry and has served on the Scientific Advisory Board and Board of Directors of multiple biotech companies. Dr. Spiegel received his B.A. from Yale University and his M.D. from the University of Pennsylvania. He completed his specialty training at the National Cancer Institute, National Institute of Health (NIH).
Director Independence
Our Board of Directors has reviewed the materiality of any relationship that each of our directors has with the Company, either directly or indirectly. Based upon this review, our Board of Directors has determined that each of the following directors is an “independent director” as such term is defined by rules of The NASDAQ Stock Market, Inc., or NASDAQ:
•
Sir John Banham

•
Christopher Henney, Ph.D., D.Sc.

•
David U’Prichard, Ph.D.

•
Gregory T. Hradsky

•
Lloyd Sems

•
Samuel L. Barker, Ph.D.

•
Robert Spiegel, M.D.

The Board of Directors has established three standing committees: (1) the Compensation and Organization Development Committee, (2) the Audit Committee, and (3) the Nominating and Corporate Governance Committee. The Board of Directors has also determined that each member of these committees meets the independence requirements applicable to each such committee as prescribed by NASDAQ and the SEC. In September 2018, the Board of Directors also reconstructed the Science and Technology Committee.
Committees of the Board of Directors and Meetings
Meeting Attendance.   During the fiscal year ended 2018, there were six meetings of our Board of Directors, and the Compensation and Organization Development Committee, the Audit Committee, and the Nominating and Corporate Governance Committee met collectively a total of ten times. No director attended fewer than 80% of the total number of meetings of the Board of Directors or of the committees of the Board of Directors on which he served during fiscal 2018.
Audit Committee.   Our Audit Committee met four times during fiscal 2018. The Audit Committee during such period had four members: Sir John Banham (Chairman), Dr. Christopher Henney, Gregory T. Hradsky and Dr. Samuel L. Barker. All members of the Audit Committee satisfy the current independence standards promulgated by NASDAQ and the SEC, as such standards apply specifically to members of audit committees. The Board of Directors has determined that Sir John Banham is an “audit committee financial expert,” as the SEC has defined that term in Item 407 of Regulation S-K.
Our Audit Committee’s role and responsibilities are set forth in the Audit Committee’s written charter and include the authority to retain and terminate the services of our independent registered public accounting firm. In addition, the Audit Committee reviews annual financial statements, considers matters relating to accounting policy and internal controls and reviews the scope of annual audits. For additional information, please see the report of the Audit Committee set forth elsewhere in this proxy statement.

A copy of the Audit Committee’s written charter is publicly available on our website at www.cyclacel.com.
Compensation and Organization Development Committee.   Our Compensation and Organization Development Committee met four times during fiscal 2018. The Compensation and Organization Development Committee is composed entirely of directors who are not our current or former employees, all of whom qualify as independent under the definition promulgated by NASDAQ and the SEC. The Compensation and Organization Development Committee currently has three members: Dr. Samuel L. Barker (Chairman), Dr. Christopher Henney and Dr. David U’Prichard. Our Compensation and Organization Development Committee’s role and responsibilities are set forth in its written charter and includes reviewing, approving and making recommendations regarding our compensation policies, practices and procedures to ensure that legal and fiduciary responsibilities of the Board of Directors are carried out and that such policies, practices and procedures contribute to our success. The Compensation and Organization Development Committee also administers our 2018 Equity Incentive Plan, our 2015 Equity Incentive Plan and our Amended and Restated 2006 Equity Incentive Plan, as amended. Our Compensation and Organization Development Committee is responsible for the determination of the compensation of our chief executive officer, and shall conduct its decision making process with respect to that issue without the chief executive officer present.
A copy of the Compensation and Organization Development Committee’s written charter is publicly available on our website at www.cyclacel.com.
Nominating and Corporate Governance Committee.   Our Nominating and Corporate Governance Committee met two times during fiscal 2018. The Nominating and Corporate Governance Committee consists of Dr. Christopher Henney (Chairman), Sir John Banham, Lloyd Sems, Dr. Robert Spiegel and Dr. David U’Prichard, all of whom qualify as independent under the definition promulgated by NASDAQ and the SEC. The functions of the Nominating and Corporate Governance Committee are set forth in the Nominating and Corporate Governance Committee’s charter and include evaluating and making recommendations to the full Board of Directors as to the size and composition of the Board of Directors and its committees, evaluating and making recommendations as to potential candidates, and evaluating the performance of the Board of Directors. The Nominating and Corporate Governance Committee does not consider issues of diversity among its members identifying and considering nominees for director.
If a stockholder wishes to nominate a candidate for director who is not to be included in our proxy statement, it must follow the procedures described in our By-Laws and in “Stockholder Proposals and Nominations For Director” at the end of this proxy statement.
In addition, under our current corporate governance policies, the Nominating and Corporate Governance Committee may consider candidates recommended by stockholders as well as from other sources, such as other directors or officers, third party search firms or other appropriate sources. For all potential candidates, the Nominating and Corporate Governance Committee may consider all factors it deems relevant, such as a candidate’s personal integrity and sound judgment, business and professional skills and experience, independence, knowledge of the industry in which we operate, possible conflicts of interest, diversity, the extent to which the candidate would fill a present need on the Board of Directors and concern for the long-term interests of the stockholders. In general, persons recommended by stockholders will be considered on the same basis as candidates from other sources.
A copy of the Nominating and Corporate Governance Committee’s written charter is publicly available on our website at www.cyclacel.com.
Science and Technology Committee.    Our Science and Technology Committee was reconstituted in September 2018. The Science and Technology Committee consists of Dr. Robert Spiegel (Chairman), Dr. Samuel L. Barker and Dr. David U’Prichard, all of whom qualify as independent under the definition promulgated by NASDAQ and the SEC. The responsibilities of the Science and Technology Committee are set forth in the Science and Technology Committee’s charter and include assisting management in promoting, maintaining and continually enhancing Cyclacel’s scientific function as a fundamental corporate value and driver of success.

Board Leadership Structure
Dr. U’Prichard serves as the Chairman of our Board of Directors and Mr. Rombotis serves as our President and Chief Executive Officer. Dr. U’Prichard is an independent director under the definition promulgated by NASDAQ and the SEC, and we believe that it is preferable for one of our independent directors to serve as Chairman of the Board of Directors. We also believe that this structure is the most effective structure for us and our stockholders at this time because a separate chairman (i) can provide the Chief Executive Officer with guidance and feedback on his performance, (ii) provides a more effective channel for the Board of Directors to express its views on management, and (iii) allows the Chairman to focus on stockholder interests and corporate governance while providing Mr. Rombotis with the ability to focus his attention on managing our day-to-day operations. As Dr. U’Prichard has significant senior level pharmaceutical industry experience, he is particularly well-suited to serve as Chairman.
We recognize that different board leadership structures may be appropriate for companies in different situations. We will continue to re-examine our corporate governance policies and leadership structures on an ongoing basis to ensure that they continue to meet the Company’s needs.
Role in Risk Oversight
Management is responsible for managing the risks that we face. The Board of Directors is responsible for overseeing management’s approach to risk management that is designed to support the achievement of organizational objectives, including strategic objectives and risks associated with our clinical trials, to improve long-term organizational performance and enhance stockholder value. The involvement of the full Board of Directors in reviewing our strategic objectives and plans, including with respect to our clinical trials, is a key part of the Board of Directors’ assessment of management’s approach and tolerance to risk. A fundamental part of risk management is not only understanding the risks a company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for us. In setting our business strategy, our Board of Directors assesses the various risks being mitigated by management and determines what constitutes an appropriate level of risk for us.
While the Board of Directors has ultimate oversight responsibility for overseeing management’s risk management process, various committees of the Board of Directors assist it in fulfilling that responsibility. Notably, the Audit Committee assists the Board of Directors in its oversight of risk management in the areas of financial reporting, internal controls and compliance with legal and regulatory requirements, the Nominating and Corporate Governance Committee reviews legal and regulatory compliance risks and the Compensation and Organization Development Committee assists the Board of Directors in its oversight of the evaluation and management of risks related to our compensation policies and practices.
Stockholder Communications to the Board of Directors
Generally, stockholders who have questions or concerns should contact our Investor Relations department at (908) 517-7330 or e-mail at ir@cyclacel.com. However, stockholders wishing to submit written communications directly to the Board of Directors should send their communications to our Secretary, Paul McBarron, Cyclacel Pharmaceuticals, Inc., 200 Connell Drive, Suite 1500, Berkeley Heights, New Jersey 07922. All stockholder communications will be considered by the independent members of our Board of Directors. Items that are unrelated to the duties and responsibilities of the Board may be excluded, such as:
•
junk mail and mass mailings;

•
resumes and other forms of job inquiries;

•
surveys; and

•
solicitations or advertisements.

In addition, any material that is unduly hostile, threatening, or illegal in nature may be excluded, provided that any communication that is filtered out will be made available to any independent director upon request.

Executive Officer
The following table sets forth certain information regarding Dr. Judy Chiao, an executive officer during fiscal 2018 who is not a member of our Board of Directors. Dr. Chiao is currently an at-will employee.
Name	Age	Position
Dr. Judy Chiao	59	Vice President, Clinical Development and Regulatory Affairs
Judy Chiao, M.D.   Dr. Chiao joined Cyclacel in December 2004. From December 2001 to September 2004, she was employed at Aton Pharma, Inc., a wholly owned subsidiary of Merck & Co. Inc., most recently as Vice President, Oncology Clinical Research and Development. Prior to Aton’s acquisition by Merck, she was responsible for leading the clinical development of Zolinza®, a histone deacetylase inhibitor, for hematologic and solid tumor indications. From July 2000 to December 2001, Dr. Chiao was a Senior Medical Reviewer, Division of Oncology Drug Products, Center for Drug Evaluation and Research, U.S. Food and Drug Administration, where she was the agency’s primary reviewer for a range of oncology drugs and regulatory subjects. She also presented the FDA’s views in several New Drug Application reviews at Oncology Drug Advisory Committees. Dr. Chiao earned her Bachelor of Science in Chemistry (summa cum laude) at Columbia University and received her medical degree from Harvard Medical School. Her internship and residency in internal medicine was carried out at Columbia-Presbyterian Medical Center, New York and she held a Research Fellowship in Molecular Pharmacology at Sloan Kettering Institute for Cancer Research and a Clinical Fellowship in Hematology/Oncology at Memorial Sloan Kettering Cancer Center, both in New York. She has also been a member of a number of FDA-related working groups and has also been a Core Member of the Pharsight-FDA Cooperative Research and Development Agreement (CRADA) on clinical trial simulation and population pharmacokinetic analysis software for drug development.

Executive and Director Compensation
Summary Compensation Table
The following table shows the compensation paid or accrued during the last two fiscal years ended December 31, 2017 and 2018 to (1) our President and Chief Executive Officer, (2) our Executive Vice President, Finance, Chief Financial Officer and Chief Operating Officer, and (3) our next most highly compensated executive officer, other than our President and Chief Executive Officer and our Executive Vice President, Finance, Chief Financial Officer and Chief Operating Officer, who earned more than $100,000 during the year ended December 31, 2018.
Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Option Awards ($)(1)(2)	All Other Compensation ($)(3)	Total ($)
SpiroRombotis President and Chief Executive Officer	2018	530,553	119,772	69,834	32,665	752,824
	2017	530,553	185,694	22,467	37,310	776,024
Paul McBarron(4) Executive Vice President, Finance, Chief Operating Officer, Chief Financial Officer, Secretary	2018	266,504	60,163	41,203	20,124	387,994
	2017	281,772	98,621	18,722	20,970	420,085
Judy Chiao, MD Vice President, Clinical Development and Regulatory Affairs	2018	371,389	67,073	41,854	49,417	529,733
	2017	371,389	103,989	15,914	46,867	538,159

(1)
The bonus award for 2018 was paid as (i) seventy percent in cash to Spiro Rombotis, Paul McBarron and Judy Chiao in the amounts of  $119,772, $60,163, and $67,073, respectively, and (ii) thirty percent in shares of Common Stock to Spiro Rombotis, Paul McBarron and Judy Chiao in the amounts of 82,393, 43,788 and 46,141 options, respectively.

(2)
These amounts represent the aggregate grant date fair value for option awards for fiscal year 2017 and 2018, respectively, computed in accordance with FASB ASC Topic 718. The grant date fair value of performance awards is determined based on the probable outcome of such performance conditions as of the grant date. A discussion of the assumptions used in determining grant date fair value may be found in Note 11 to our Financial Statements included in our Annual Report on Form 10-K for the years ended December 31, 2017 and 2018. For the performance-based options granted during the year ended December 31, 2018 to Spiro Rombotis, Paul McBarron and Dr. Judy Chiao in the amounts of 62,500, 60,417, and 51,355, respectively, the value of such awards as of the grant date assuming that the highest level of performance conditions will be achieved is $80,450, $77,769 and $66,104, respectively. For the performance-based options granted during the year ended December 31, 2017 to Spiro Rombotis, Paul McBarron and Dr. Judy Chiao in the amounts of 62,500, 52,083, and 44,270, respectively, the value of such awards as of the grant date assuming that the highest level of performance conditions will be achieved is $89,867, $74,888 and $63,654. As certain performance criteria were deemed to have been met in 2018, performance-based options granted in 2017 and 2018 partially vested in the amounts of 30,000, 25,001 and 21,251, respectively, for each of Spiro Rombotis, Paul McBarron and Judy Chiao.

(3)
Consists of the following for all executive officers: Payments for private medical and health insurance, life insurance and permanent health insurance; and matching contributions made under the Company’s U.S. 401(k) Plan and U.K. Group Personal Pension Plan.

(4)
Mr. McBarron’s compensation was translated from British pound sterling to the U.S. dollar using the exchange rates of   1.3491 as of December 29, 2017 and 1.2760 as of December 31, 2018. The difference in Mr. McBarron’s salary between 2017 and 2018 is due solely to the exchange rate difference. Mr. McBarron did not receive a salary revision in 2018.

Narrative Disclosure to Summary Compensation Table
The Compensation and Organization Development Committee of our Board of Directors makes decisions regarding the compensation of our President and Chief Executive Officer. The Compensation and Organization Development Committee is composed entirely of independent directors and meets in executive sessions to discuss and formulate its recommendation for the Chief Executive Officer’s base salary and bonus. The Compensation and Organization Development Committee does not rely solely on any predetermined formula or a limited set of criteria in evaluating the Chief Executive Officer’s performance for the year. The evaluation is based on the Chief Executive Officer’s success in achieving his performance goals, which include financial, strategic and leadership objectives. The Chief Executive Officer also provides the Compensation and Organization Development Committee with a self-review of his performance as part of the Company’s review process.
The Compensation and Organization Development Committee also approves the annual compensation (including base salary, bonus, and stock-based compensation) for our other named executive officers based on:
•
the executive’s scope of responsibilities;

•
an informed market assessment of competitive practices for similar roles within peer group companies;

•
evaluations of performance for the year, as assessed by the Chief Executive Officer, supported by the Company’s performance review process and the executive’s self-assessment; and

•
recommendations by our Chief Executive Officer for each named executive officer with respect to base salary, cash bonus, and stock-based compensation.

The Compensation and Organization Development Committee is authorized to engage and retain independent consultants and other experts to assist in fulfilling its responsibilities, and the Committee does intend to engage periodically an external consultant to provide independent verification of market position and ensure the appropriateness of executive compensation. During the year ended December 31, 2018, our Compensation and Organization Development Committee retained Pearl Meyer & Partners, LLC, or Pearl Meyer, an independent, executive compensation consulting firm, to review and provide recommendations concerning our non-employee director and executive director compensation programs. This engagement remains underway. Pearl Meyer performs services solely on behalf of the Compensation and Organization Development Committee and has no relationship with the Company or management beyond the performance of such services. The Compensation and Organization Development Committee has assessed the independence of Pearl Meyer pursuant to SEC rules and the corporate governance rules of the NASDAQ Stock Market and has concluded that no conflict of interest exists that would prevent Pearl Meyer from independently representing the Compensation and Organization Development Committee.
During the most recent year ended December 31, 2018, the Board of Directors and the Compensation and Organization Development Committee reviewed the annual compensation for our executive officers. The Compensation and Organization Development Committee determined not to provide increases in base salary for 2019, and determined to pay our executive officers bonuses for their performance during the fiscal year ended December 31, 2018. Pursuant to the determination that achievement had been attained during the fiscal year ended December 31, 2018 at a level of 64.5%, bonuses were paid as 70% cash and 30% in options to Spiro Rombotis, Paul McBarron and Dr. Judy Chiao in the amounts representing option awards of  $51,331, $25,784 and $28,746, respectively.
No restricted stock units, or RSUs, were granted during the years ended December 31, 2018 or 2017. No RSUs vested in the year ended December 31, 2018 or 2017.
During the year ended December 31, 2018, the Company granted options to purchase shares of Common Stock, with a weighted value exercise price of  $1.56, to Spiro Rombotis, Paul McBarron, and Dr. Judy Chiao, in the amounts of 62,500, 60,417, and 51,355, respectively, to vest only upon the fulfillment of certain clinical conditions and to terminate if the fulfillment of such conditions was not completed by Quarter 1, 2020. During the year ended December 31, 2017, the Company granted options to purchase shares of Common Stock, with a weighted value exercise price of  $1.74, to Spiro Rombotis, Paul McBarron, and Dr. Judy Chiao, in the amounts of 62,500, 52,083, and 44,270, respectively, to vest only upon the fulfillment of certain clinical conditions and to terminate if the fulfillment of such conditions was not completed by Quarter 1, 2020.
We currently have employment agreements with two of our named executive officers: Spiro Rombotis, our President and Chief Executive Officer, and Paul McBarron, our Executive Vice President—Finance, Chief Financial Officer, Chief Operating Officer and Secretary.
Spiro Rombotis, President and Chief Executive Officer.   On March 20, 2008, we entered into a three-year employment agreement with Mr. Spiro Rombotis, effective January 1, 2008, which agreement was most recently renewed on January 1, 2019, such renewal to be effective through January 1, 2021. Mr. Rombotis’ current annual base salary is $530,553, which may be increased in the future in accordance with the terms of his employment agreement. Mr. Rombotis was paid an annual base salary of  $530,553 for the years ending December 31, 2018 and 2017, respectively. Mr. Rombotis is also eligible for a yearly incentive cash bonus, based on a percentage of his then current base salary, if he meets certain corporate and individual performance criteria set by the Compensation and Organization Development Committee at the beginning of each year of employment, subject to the approval of our Board of Directors. The agreement also provides for reimbursement of reasonable and necessary expenses incurred by Mr. Rombotis in connection with his performance of his services. Mr. Rombotis is also entitled to certain employment benefits in accordance with the Company’s benefit policies in effect from time to time.
In addition, Mr. Rombotis also agreed to certain confidentiality and assignment of inventions obligations and will be subject to certain non-competition obligations for a period of one year following termination of his employment.
For further information on terms regarding termination and change-in-control in the Company, see “Potential Payments upon Termination or Change-in-Control” below.
Paul McBarron, Executive Vice President—Finance, Chief Financial Officer, Chief Operating Officer and Secretary.   On March 31, 2008, we entered into a three-year employment agreement with Mr. Paul McBarron, effective January 1, 2008, which agreement was most recently renewed on January 1, 2019, such renewal to be effective through January 1, 2021. Mr. McBarron’s current annual base salary is £208,859, which may be increased in the future in accordance with the terms of his employment agreement. Mr. McBarron was paid an annual base salary of £208,859 for the years ending December 31, 2017 and 2018, respectively. Mr. McBarron is also eligible for a yearly incentive cash bonus based on a percentage of his then current base salary, if he meets certain corporate and individual performance criteria set by the Compensation and Organization Development Committee at the beginning of each year of employment, subject to the approval of our Board of Directors. The agreement also provides for reimbursement of reasonable and necessary expenses incurred by Mr. McBarron in connection with the performance of his services. Mr. McBarron is also entitled to certain employment benefits in accordance with the Company’s benefit policies in effect from time to time.
In addition, Mr. McBarron also agreed to certain confidentiality and assignment of inventions obligations and will be subject to certain non-competition obligations for a period of one year following termination of his employment.

For further information on terms regarding termination and change-in-control in the Company, see “Potential Payments upon Termination or Change-in-Control” below.
Outstanding Equity Awards at 2018 Fiscal Year-End
The following table shows grants of stock options and grants of unvested stock or unvested stock units outstanding on the last day of the fiscal year ended December 31, 2018, including non-performance-based awards, to each of the executive officers named in the Summary Compensation Table.
		Option Awards				Stock Awards
Name	Number of Securities Underlying Options Exercisable	Number of Securities Underlying Options Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price(1) ($)	Option Expiration Date	Number of Shares of Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested(1) ($)
Spiro Rombotis	892	0(3)		133.56	12/10/2020	—	—
	8,750	0(4)		55.32	12/09/2023	—	—
	6,811	0(5)		10.32	02/18/2025	—	—
	36,464	0(6)		7.07	12/07/2025	—	—
			62,500(7)	4.68	03/29/2026	—	—
	15,625(10)		46,875(8)	1.74	12/29/2027
	14,375(10)		48,125(9)	1.56	02/22/2028
		82,393(2)		0.71	01/04/2029
Paul McBarron						—	—
	892	0(3)		133.56	12/10/2020	—	—
	5,833	0(4)		55.32	12/09/2023	—	—
	4,424	0(5)		10.32	02/18/2025		—
	21,702	0(6)		7.07	12/07/2025	—	—
			52,702(7)	4.68	03/29/2026	—
	13,021(10)		39,062(8)	1.74	12/29/2027
	11,980(10)		48,437(9)	1.56	02/22/2028
		43,788(2)		0.71	01/04/2029
Judy Chiao						—	—
	744	0(3)		133.56	12/10/2020	—	—
	5,416	0(4)		55.32	12/09/2023	—	—
	3,578	0(5)		10.32	02/18/2025	—	—
	19,154	0(6)		7.07	12/07/2025	—	—
			59,304(7)	4.68	03/29/2026
	11,068(10)		33,202(8)	1.74	12/29/2027
	10,183(10)		41,172(9)	1.56	22/02/2028
		46,141(2)		0.71	04/01/2029

(1)
The market value of the shares underlying stock awards is determined by multiplying the number of shares by $0.605, the closing price of our Common Stock on the NASDAQ Capital Market on December 31, 2018, the last day of our fiscal year.

(2)
These options were granted on January 4, 2019 as part of 2018 bonus award and vest ratably on a monthly basis over 36 months.

(3)
These options were granted on December 10, 2010, and vest ratably on a monthly basis over 48 months.

(4)
These options were granted on December 9, 2013, and vest ratably on a monthly basis over 36 months.

(5)
These options were granted on February 18, 2015, and vest ratably on a monthly basis over 36 months.

(6)
These options were granted on December 7, 2015, and vest ratably on a monthly basis over 36 months.

(7)
Performance options granted on March 29, 2016. Vesting criteria to be met are the fulfillment of certain clinical conditions and terminate if the fulfillment of such conditions are not completed by December 31, 2020.

(8)
Performance options granted on December 29, 2017. Vesting criteria to be met are the fulfillment of certain clinical conditions and terminate if the fulfillment of such conditions are not completed by Quarter 1, 2020.

(9)
Performance options granted on February 22, 2018. Vesting criteria to be met are the fulfillment of certain clinical conditions and terminate if the fulfillment of such conditions are not completed by Quarter 1, 2020

(10)
Certain performance criteria were deemed to have been met in 2018, and as such performance-based options granted in 2017 and 2018 partially vested.

Potential Payments Upon Termination or Change-in-Control
We have entered into agreements that require us to make payments and/or provide benefits to certain of our executive officers in the event of a termination of employment or change-in-control. Our 2006 Equity Incentive Plan (the “2006 Plan”), our 2015 Equity Incentive Plan (the “2015 Plan”) and our 2018 Equity Incentive Plan (the “2018 Plan”, and collectively with the 2006 Plan and the 2015 Plan, the “Plans”) provided for payments to named executive officers in connection with a termination or a change-in-control of the Company.
The following summarizes the potential payments to each named executive officer for which we have entered into such an agreement, assuming that one of the events identified below occurs.
Spiro Rombotis, President and Chief Executive Officer.   Mr. Rombotis’s employment agreement provides for certain severance arrangements. In the event that Mr. Rombotis’s employment is terminated “without cause,” other than termination for a “change of control” (each as defined in the employment agreement), we will be required to pay Mr. Rombotis (i) all accrued but unpaid compensation up to the time of such termination; (ii) for a period of twelve months following such termination, severance payments in the form of continuation of his base salary as in effect immediately prior to such termination (the “Severance Payments”), including coverage of his medical care and life insurance pursuant to COBRA, on the same terms as applicable to other executive employees, unless Mr. Rombotis obtains substitute coverage; and (iii) a period of six months in which to exercise all vested options held by Mr. Rombotis. In the event that Mr. Rombotis’s employment is terminated within six months following a “change-in-control” event, Mr. Rombotis will be entitled to (i) all accrued but unpaid compensation up to the time of such termination; (ii) Severance Payments for a period of 24 months; (iii) out-of-pocket expenses reasonably incurred by Mr. Rombotis in connection with his and his family’s relocation to London; and (iv) eighteen months’ accelerated vesting of any options held by him. In the event of termination due to his death or disability, we will pay Mr. Rombotis (or his estate, as the case may be) (i) all accrued but unpaid compensation up to the time of such termination and (ii) Severance Payments for a period of twelve months. He (or his estate, as the case may be) would also be entitled to a period of twelve months in which all of his vested options can be exercised.
Paul McBarron, Executive Vice President—Finance, Chief Financial Officer, Chief Operating Officer and Secretary.   Mr. McBarron’s employment agreement provides for certain severance arrangements. In the event that Mr. McBarron’s employment is terminated “without cause,” other than termination for a “change of control” (each as defined in his employment Agreement), we will be required to pay Mr. McBarron (i) all accrued but unpaid compensation up to the time of such termination; (ii) Severance Payments for a period of twelve months following such termination; and (iii) a period of six months in which to exercise all vested options held by Mr. McBarron. In the event that Mr. McBarron’s employment is terminated within six months following a “change-in-control” event, Mr. McBarron will be entitled (i) all accrued but unpaid compensation up to the time of such termination; (ii) Severance Payments for a period of twelve months; and (iii) eighteen months’ accelerated vesting of any options held by him. In the event of termination due to his death or disability, we will pay Mr. McBarron (or his estate, as the case may be) all accrued but unpaid compensation up to the time of such termination and Severance Payments for a period of twelve months. He (or his estate, as the case may be) would also be entitled to a period of twelve months in which all of his vested options can be exercised.
Dr. Judy Chiao, Vice President, Clinical Development and Regulatory Affairs.   On December 10, 2010, we entered into a Change-in-Control Agreement (the “CIC Agreement”), with Dr. Chiao.
In the event of a Change-in-Control (as defined below) of the Company, and Dr. Chiao’s employment with the continuing or surviving company (the “Controlling Company”) is terminated (including if Dr. Chiao voluntarily terminates her employment for Good Reason, as defined below) at any time within six months following the effective date of a Change-in-Control, unless such termination is For Cause, death, disability or Dr. Chiao voluntarily leaves without Good Reason (as each such term is defined below), Dr. Chiao will be entitled to receive the following benefits from the Controlling Company in lieu of any further salary and bonus payments to Dr. Chiao for certain periods subsequent to the date of termination in consideration for Dr. Chiao’s execution and delivery of a general release in favor of the Controlling Company: (i) payment by the Controlling Company of a lump sum severance payment equal to Dr. Chiao’s annual salary for a period of twelve months from the date of termination; (ii) payment by the Controlling Company of all unpaid, accrued vacation through the date of termination; (iii) all options to purchase shares of the Company’s Common Stock held by Dr. Chiao shall be vested and exercisable for twelve months following the effective date of the Change-in-Control; and (iv) the Controlling Company shall arrange coverage for Dr. Chiao and her dependents, as the case may be, under medical care and life insurance benefit plans substantially similar to those which Dr. Chiao and her dependents were entitled immediately prior to the effective date of the Change-in-Control for a period of up to twelve months after the effective date of the Change-in-Control, subject to certain exceptions as set forth in more detail in the CIC Agreement.
Under the terms of the CIC Agreement, a “Change-in-Control” shall be deemed to have taken place in the event of: (i) any consolidation or merger of the Company is consummated in which Company is not the continuing or surviving corporation or pursuant to any transaction in which shares of the Company’s capital stock are converted into cash, securities or other property, or any sale, lease, exchange or other transfer in one transaction or a series of transactions contemplated or arranged by any party as a single plan of all or substantially all of the assets of the Company, or the approval of a plan of complete liquidation or dissolution of the Company adopted by the stockholders of the Company; (ii) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act, shall, after the date of the CIC Agreement, become the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of securities of the Company representing 35% or more of the voting power of all then outstanding securities of the Company having the right under ordinary circumstances to vote in an election of the board of directors; or (iii) individuals who, at the date of the CIC Agreement, constitute the entire Board and any new directors whose election by the Board, or whose nomination for election by the Company’s stockholders, shall have been approved by a vote of at least a majority of the directors then in office who either were directors as of such date or whose election or nomination for election shall have been so approved shall cease for any reason to constitute a majority of the members of the Board.
Dr. Chiao’s employment shall have been terminated “For Cause” if the Controlling Company shall have terminated Dr. Chiao as a result of: (A) improper conduct, consisting of any willful act or omission with the intent of obtaining, to the material detriment of the Controlling Company, any benefit to which Dr. Chiao would not otherwise be entitled; (B) gross negligence, consisting of wanton and reckless acts or omissions in the performance of Dr. Chiao’s duties to the material detriment of the Controlling Company; (C) addiction to drugs or chronic alcoholism; or (D) any conviction of, or plea of nolo contendere to, a crime (other than a traffic violation) under the laws of the United States or any political subdivision thereof, subject to certain requirements, as set forth in more detail in the CIC Agreement.
Dr. Chiao shall be deemed to have terminated her employment for “Good Reason” if the Controlling Company (A) materially reduces Dr. Chiao’s duties, responsibilities or authority commensurate with his or her position immediately prior to the effective date of the Change-in-Control; (B) reduces Dr. Chiao’s base salary in effect immediately prior to the effective date of the Change-in-Control; (C) requires Dr. Chiao to relocate to another office more than 50 miles of her office location immediately prior to the effective date of the Change-in-Control, subject to certain exceptions, as more fully set forth in detail in the CIC Agreement; or (D) fails to offer Dr. Chiao all material benefits offered to all other employees of the Controlling Company, and the Controlling Company fails to correct or cure the acts giving rise to the termination of Dr. Chiao’s employment for “Good Reason,” after receipt of Dr. Chiao’s notice of such acts.
Potential payments to each named executive officer under our Plans in connection with a termination or a change-in-control of the Company.
The following summarizes the potential payments to each named executive officer under the Plans in connection with a termination or a change-in-control of the Company.
Termination For Cause.   If an award recipient’s service relationship with the Company terminates for “cause” (as defined in the Plans), then any unexercised award shall terminate immediately upon his or her termination of service.
Termination Without Cause.   If an award recipient’s service relationship with the Company terminates for any reason other than for “cause” (excluding death or disability), then the recipient generally may exercise the award, to the extent vested, within 30 days or three months (in our 2006 Plan and the 2015 and 2018 Plans, respectively), of such termination to the extent that the award is vested on the date of termination (but in no event later than the expiration of the term of the award as set forth in the award agreement). If the recipient dies within three months following such a termination, the award generally may be exercised, to the extent vested, within 180 days’ or one year (as per the 2006 Plan and the 2015 and 2018 Plans, respectively) of the recipient’s death. If an award recipient’s service relationship with the Company terminates due to his or her death, the award recipient’s personal representative, estate, or the person who acquires the right to exercise the award by bequest or inheritance, as the case may be, generally may exercise the award, to the extent the award was vested on the date of termination, within one year from the date of the recipient’s death.
Disability.   Pursuant to the 2006 Plan, if an award recipient’s service relationship with the Company terminates due to his or her disability, the recipient, the recipient’s personal representative, estate, or the person who acquires the right to exercise the award by bequest or inheritance, as the case may be, generally may exercise the award, to the extent exercised on the date of termination, within one year from the date of the recipient’s termination, or if the recipient dies during such one-year period, within the later of one year from the date of the recipient’s termination and 180 days from the recipient’s death. In no event may an award be exercised later than the expiration of the term of the award as set forth in the award agreement. Pursuant to the 2015 and 2018 Plans, with regard to options outstanding on the date of an individual’s termination due do disability, he or she may exercise any option to the extent that the options are exercisable but have not been exercised on the date of termination. Such an individual is also entitled to any additional vesting rights that would have accrued on the next vesting date had he or she not become disabled. Exercise may only occur during the one-year period after the date of termination. With regard to stock grants and stock-based awards outstanding on the date of an individual’s termination due to disability, to the extent the forfeiture provisions or the Company’s rights of repurchase have not lapsed, they shall be exercisable; provided, however, that in the event such forfeiture provisions or rights of repurchase lapse periodically, they shall lapse to the extent of a pro rata portion of the shares subject to such stock grant or stock-based award through the date of disability as would have lapsed had the individual not become disabled.
Change-in-Control.   Pursuant to the terms of the Plans, in the event of a change-in-control (as defined in the Plans), all outstanding awards granted under the Plans will be either be:
•
assumed by the successor corporation or a parent or subsidiary of the successor corporation; or

•
substituted with an equivalent award by the successor corporation or a parent or subsidiary of the successor corporation.

However, in the event that the successor corporation refuses to assume or substitute an award:
•
awards consisting of options, stock appreciation rights and rights to purchase restricted stock will become fully vested and immediately exercisable, including awards that would not otherwise have become vested or exercisable; and

•
all other awards will become fully earned and eligible to receive a payout.

For the purposes of the Plans, a participant’s award will be considered assumed if, following the change-in-control, the assumed award confers, for each share of the Company’s Common Stock subject to the award immediately prior to the change-in-control, the right to receive the consideration (whether stock, cash, or other securities or property) received in the change-in-control for each share of Common Stock held on the effective date of the transaction; provided, however, that if the consideration received in the change-in-control is not solely common stock of the successor corporation or its parent, the committee administering the plan may, with the consent of the successor corporation, provide for the consideration per share to be received upon the exercise of the award, to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of the Company’s Common Stock in the change-in-control.
Under the Plans, a change-in-control is the occurrence of one of the following events:
•
a person, partnership, joint venture, corporation or other entity, or two or more of any of the foregoing acting as a group (or any “person” within the meaning of Sections 13(d)(3) and 14(d) of the Exchange Act), other than the Company, a Subsidiary, or an employee benefit plan (or related trust) of the Company or a Subsidiary, become(s) the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act) of 30% or more of the then-outstanding voting stock of the Company;

•
during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors (together with any new director whose election by the Board of Directors or whose nomination for election by the Company’s stockholders, was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the directors then in office;

•
all or substantially all of the business of the Company is disposed of pursuant to a merger, consolidation or other transaction in which the Company is not the surviving corporation or the Company combines with another Company and is the surviving corporation (unless the stockholders of the Company immediately following such merger, consolidation, combination, or other transaction beneficially own, directly or indirectly, more than 50% of the aggregate voting stock or other ownership interests of  (x) the entity or entities, if any, that succeed to the business of the Company or (y) the combined company);

•
the Company is a party to a merger, consolidation, sale of assets or other reorganization, or a proxy contest, as a consequence of which the Board of Directors in office immediately prior to such transaction or event constitutes less than a majority of the Board of Directors thereafter; or

•
the stockholders of the Company approve a sale of all or substantially all of the assets of the Company or a liquidation or dissolution of the Company.

Director Compensation
The following table shows the total compensation paid or accrued during the fiscal year ended December 31, 2018 to each of our non-employee directors. Directors who are employed by us are not compensated for their service on our Board of Directors.
Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)
David U’Prichard, Ph.D.	$90,250	$10,034(2)	$100,284
Sir John Banham	$59,333	$10,034(2)	$69,367
Christopher S. Henney, Ph.D. D.Sc.	$78,833	$10,034(2)	$88,867
Gregory T. Hradsky	$47,917	$10,034(2)	$57,951
Lloyd Sems	$50,250	$10,034(2)	$60,284
Samuel L. Barker, Ph.D.	$57,917	$10,034(2)	$67,951
Robert Spiegel M.D.	$17,579	$10,034(3)	$27,613

(1)
These amounts represent the aggregate grant date fair value of options granted to each director during the year ended December 31, 2018 computed in accordance with FASB ASC Topic 718. A discussion of the assumptions used in determining grant date fair value may be found in Note 11 to our financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2018.

(2)
Fair value of the options granted on May 31, 2018 was $1.17 per share. $60,204 of options remain outstanding as of December 31, 2018.

(3)
Fair value of the options granted on September 6, 2018 was $1.17 per share. $10,034 of options remain outstanding as of December 31, 2018.

Director Compensation Program
Under the terms of our Director Compensation Program, the non-employee members of our Board of Directors are paid a fixed annual fee, payable on a quarterly basis, in arrears, on the first day of each quarter, as follows:
Chairman of the Board	$85,000
Vice Chairman of the Board	$65,000
Other Non-Management Board Members	$45,000
The Chair of each of the various committees of the Board of Directors will also receive the following fixed annual fee, payable on a quarterly basis, in arrears, on the first day of each quarter, as follows:
Audit	$12,000
Compensation and Organization Development	$10,000
Nominating and Corporate Governance	$8,000
Science and Technology	$8,000
The non-Chair members of each of the various committees of the Board of Directors will also receive the following fixed annual member fee, payable on a quarterly basis, in arrears, on the first day of each quarter, as follows:
Audit	$5,000
Compensation and Organization Development	$5,000
Nominating and Corporate Governance	$4,000
The non-Chair members of the Science and Technology Committee do not receive an annual member fee.

In addition, the non-employee members of our Board of Directors are entitled to receive stock options on an annual basis on the date of the Company’s annual meeting, such options to vest fully on the first anniversary of the date of the grant. This award was equal to 8,576 stock options per member for the year ended December 31, 2018 and 2,000 stock options per member for the year ended December 31, 2017.
The non-employee directors are also reimbursed for customary business expenses in connection with attending Board of Directors and committee meetings.
Equity Compensation Plan Information
The following table provides certain aggregate information with respect to all of our equity compensation plans in effect as of December 31, 2018:
	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Total equity compensation plans approved by security holders(1)	831,611	$6.68	1,662,739
Equity compensation plans not approved by security holders	—	—	—

(1)
Consists of our 2018 Plan, our 2015 Equity Incentive Plan and our 2006 Plan. The 2006 Plan provides for the grant of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units and performance units. There were no shares available for issuance, as of the date hereof, under the 2006 Plan.

REPORT OF AUDIT COMMITTEE
The Audit Committee of the Board of Directors, which consists entirely of directors who meet the independence and experience requirements of NASDAQ Capital Market, has furnished the following report:
The Audit Committee assists the Board of Directors in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. The Audit Committee’s role and responsibilities are set forth in our charter adopted by the Board of Directors. The Audit Committee reviews and reassesses our charter annually and recommends any changes to the Board of Directors for approval.
In fiscal 2018, the Audit Committee met with management to consider the adequacy of the Company’s internal controls and the objectivity of its financial reporting. The Audit Committee discussed these matters with the Company’s independent registered public accounting firm and with appropriate Company financial personnel.
The Audit Committee is responsible for overseeing our overall financial reporting process, and for the appointment, retention, and oversight of the work of RSM US LLP, or RSM.
The Audit Committee reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2018 with management and RSM, our independent registered public accounting firm.
The Audit Committee discussed with RSM the matters required to be discussed in accordance with Auditing Standard No. 16—Communications with Audit Committees.
The Audit Committee received written disclosures and the letter from RSM regarding its independence as required by applicable requirements of the Public Company Accounting Oversight Board regarding RSM’s communications with the Audit Committee and the Audit Committee further discussed with RSM their independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the Audit Committee determined appropriate.
Based on the Audit Committee’s review of the audited consolidated financial statements and discussions with management and RSM, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2018 for filing with the SEC.
Members of the Audit Committee
Sir John Banham (Chairman)
Dr. Christopher Henney
Gregory T. Hradsky
Dr. Samuel L. Barker

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. These persons are required by regulation to furnish us with copies of all Section 16(a) reports that they file. Based on our review of the copies of these reports received by us, or written representations from the reporting persons that no other reports were required, we believe that, during fiscal year 2018, all reports to be filed pursuant to Section 16(a) of the Exchange Act were filed on a timely basis.
CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Our Audit Committee reviews and approves in advance all related-party transactions. There have been no transactions during our last two fiscal years with our directors and officers and beneficial owners of more than 5% of our voting securities and their affiliates.

PROPOSALS TO BE VOTED UPON BY HOLDERS OF COMMON STOCK

PROPOSAL 1: ELECTION OF CLASS 1 DIRECTORS
Background
Under our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws, as amended, the number of directors is fixed from time to time by the Board of Directors. We have a staggered Board of Directors comprised of three classes, and each director serves until the annual meeting in which his term expires. Each of Sir John Banham and Dr. Samuel L. Barker is a Class 1 director, the term of which class expires at the 2019 annual meeting, and, if elected, would serve until our 2022 annual meeting.
The Board of Directors has voted to nominate Sir John Banham and Dr. Samuel L. Barker for re-election at the 2019 annual meeting to serve as Class 1 directors until the 2022 annual meeting of stockholders and until their respective successors have been elected and qualified.
Unless authority to vote for either of these nominees is withheld, the shares represented by the enclosed proxy will be voted FOR the re-election as director of each of Sir John Banham and Dr. Samuel L. Barker. In the event that any nominee shall become unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board of Directors may recommend in his place. The Board of Directors has no reason to believe that any nominee will be unable or unwilling to serve.
Required Vote
A plurality of the votes cast at the annual meeting by the holders of our Common Stock is required to elect the nominees as director.
Recommendation
THE BOARD OF DIRECTORS RECOMMENDS THE RE-ELECTION BY HOLDERS OF COMMON STOCK OF EACH OF SIR JOHN BANHAM AND DR. SAMUEL L. BARKER AS
CLASS 1 DIRECTORS, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY CARD.

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has appointed RSM US LLP, or RSM, as our independent registered public accounting firm, to audit our consolidated financial statements for the fiscal year ended December 31, 2019. The Board of Directors proposes that our holders of Common Stock ratify this appointment. We expect that representatives of RSM will be present at the annual meeting via conference call, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.
The following table presents fees for professional audit services rendered by RSM for the audit of Cyclacel’s annual financial statements for the years ended December 31, 2017 and 2018, and fees billed for other services rendered by them during those periods.
	2017	2018
Audit fees(1)	$273,930	$250,755
Tax Fees(2)	$22,350	$48,000
Total	$296,280	$298,755

(1)
Audit fees represent fees for the audit of the Company’s annual consolidated financial statements, review of the Company’s interim financial statements included in quarterly reports on Form 10-Q, services that an independent auditor would customarily provide in connection with subsidiary audits, other regulatory filings and similar engagements for each fiscal year shown, such as attest services, comfort letters, consents and assistance with review of reports filed with the SEC.

(2)
Tax fees represent tax compliance, return preparation, tax planning, and advice.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-audit Services of Independent Auditors
Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation, and overseeing the work of our independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm.
Prior to engagement of the independent auditor for the next year’s audit, management will submit an aggregate of services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval.
1. Audit services include audit work performed in the preparation of financial statements, as well as work that generally only the independent registered public accounting firm can reasonably be expected to provide, including comfort letters, statutory audits and attest services and consultation regarding financial accounting and/or reporting standards.
2. Audit-Related services are for assurance and related services that are traditionally performed by the independent registered public accounting firm, including due diligence related to mergers and acquisitions, employee benefit plan audits and special procedures required to meet certain regulatory requirements.
3. Tax services include all services performed by the independent registered public accounting firm’s tax personnel except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning and tax advice.
4. Other Fees are those associated with services not captured in the other categories. The Company generally does not request such services from our independent registered public accounting firm.
Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires our independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service.

During the year, circumstances may arise when it may become necessary to engage our independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent registered public accounting firm.
The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.
In the event the stockholders do not ratify the appointment of RSM as our independent registered public accounting firm, the Audit Committee will reconsider its appointment.
Required Vote
The affirmative vote of a majority of the votes cast at the annual meeting is required to ratify the appointment of the independent registered public accounting firm.
Recommendation
THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO RATIFY THE APPOINTMENT OF RSM US, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF SUCH RATIFICATION UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY CARD.

PROPOSAL 3: ADVISORY VOTE ON APPROVAL OF EXECUTIVE COMPENSATION AS DISCLOSED IN THIS PROXY STATEMENT
General
The Dodd-Frank Wall Street Reform and Consumer Protection of 2010 (or “the Dodd-Frank Act”) enables our stockholders to vote to approve on an advisory and non-binding basis, the compensation of our named executive officers as described in the Executive Officer and Director Compensation section of this proxy statement, the compensation tables and related material contained in this proxy statement. This “say-on-pay” proposal gives our stockholders the opportunity to express their views on our overall compensation decisions and policies. The Dodd-Frank Act also requires an advisory vote on executive compensation at least once every three years.
Stockholders are urged to read the Executive and Director Compensation section of this proxy statement, which discusses how our compensation policies and procedures implement our compensation philosophy. The Compensation and Organization Development Committee and the Board of Directors believe that these policies and procedures are effective in implementing our compensation philosophy and in achieving its goals.
As more fully described in the Executive and Director Compensation section of this proxy statement, existing employment contracts provide for the bulk of the compensation of our executives. A significant portion, however, is discretionary and determined by the Compensation and Organization Development Committee on an annual basis. Historically (but subject to change in the future), much of the additional or bonus compensation and equity awards have been based on specific numeric and weighted criteria for these officers. On an annual basis, the Committee reviews and approves the objectives for each officer’s goals and the following year analyzed to what extent the objectives have been achieved. The Committee then determines the resulting additional compensation and equity grants. In so doing, the Committee considers the interest of the stockholders, current market practices, the clinical goals of the Company, the need to motivate its officers, and other criteria. The Committee has also considered the extensive experience of our executives in the biotech industry as well as their related and relevant activities prior to their entry into the biotech industry. These considerations inform the Committee’s assessment of the type of compensation program and incentives that are appropriate and necessary to attract, motivate and retain the named executives who are crucial to the Company’s long-term success.
During the most recent year, the Board of Directors and the Compensation and Organization Development Committee reviewed the annual compensation for our executive officers. The Compensation and Organization Development Committee determined not to provide increases in base salary for 2019 and to pay our executive officers bonuses for their performance during the fiscal year ended December 31, 2018. Pursuant to the determination that achievement had been attained during the fiscal year ended 2018 at a level of 64.5%, bonuses were paid as 70% cash and 30% in options to Spiro Rombotis, Paul McBarron, and Judy Chiao in the amounts representing option awards of  $51,331, $25,784 and $28,746, respectively.
Because your vote is advisory, it will not be binding on our Compensation and Organization Development Committee or our Board of Directors, nor will it directly affect or otherwise limit any compensation or award arrangements that have already been granted to any of the named executive officers. However, the Compensation and Organization Development Committee and the Board will review the voting results and take them into consideration when making future decisions regarding executive compensation.
In accordance with the rules recently adopted by the SEC, the following resolution, commonly known as a “say-on-pay” vote, is being submitted for a stockholder vote at the 2019 annual meeting:
“RESOLVED, that the compensation paid to the named executive officers of Cyclacel Pharmaceuticals, Inc., as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Executive Officer and Director Compensation section of the proxy statement for the 2019 annual meeting, the compensation tables and the related material disclosed in the proxy statement, is hereby APPROVED.”

Required Vote
The affirmative vote of a majority of the votes cast at the annual meeting is required to approve, on an advisory basis, this resolution.
Recommendation
THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF SUCH APPROVAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

PROPOSAL 4: ADVISORY VOTE ON APPROVAL OF THE FREQUENCY OF HOLDING AN ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
We are seeking your input with regard to the frequency of holding future stockholder advisory votes on the compensation of our named executive officers. In particular, we are asking whether the advisory vote on the compensation of our named executive officers should occur every year, every two years or every three years. Because your vote is advisory, it will not be binding on the Compensation and Organization Development Committee or our Board of Directors. However, the Compensation and Organization Development Committee and our Board of Directors will review the voting results and take them into consideration when making future decisions regarding how frequently it should present the advisory vote on the compensation of our named executive officers to our stockholders.
Because your vote is advisory, it will not be binding on our Compensation and Organization Development Committee or our Board of Directors. However, the Compensation and Organization Development Committee and the Board will review the voting results and take them into consideration when making future decisions regarding how frequently it should present the advisory vote on the compensation of our named executive officers to our stockholders.
The Board of Directors believes an annual frequency (i.e., every year) is the optimal frequency for the say-on-pay vote. An advisory vote each year will permit our stockholders to provide annual feedback to us on our compensation policies, practices and compensation awards for our named executive officers. This is consistent with our policy of giving stockholders the opportunity to voice concerns with management or our Board of Directors. An annual advisory vote will give the Board of Directors, the Compensation and Organization Development Committee and management more timely feedback from the stockholders to allow us to evaluate and adjust, when we consider appropriate, the compensation of our named executive officers.
The proxy card provides stockholders with the opportunity to choose among four options (holding the vote every one, two or three years, or abstaining) and, therefore, stockholders will not be voting to approve or disapprove our board of directors’ recommendation. The affirmative vote of a majority of the shares voted for this proposal—every year, every two years or every three years—will be the frequency approved, on an advisory basis, by our stockholders. However, because the vote on the frequency of holding future advisory votes on the compensation of our named executive officers is not binding, if none of the frequency options receives a majority vote, the option receiving the greatest number of votes will be considered the frequency preferred by our stockholders.
Our board of directors Recommends A Vote To Approve, on an advisory basis, the Frequency of Holding a Vote on the Compensation of our named executive officers Every YEAR, And Proxies Solicited By Our board of directors Will Be Voted In Favor Of Such Frequency Unless A Stockholder Indicates Otherwise On The Proxy Card.

PROPOSALS TO BE VOTED UPON BY HOLDERS OF PREFERRED STOCK
PROPOSAL 1: ELECTION OF CLASS 1 DIRECTORS
GENERAL
Pursuant to the terms of the Certificate, holders of the Preferred Stock are entitled to receive, when, as and if declared by the Board of Directors, out of the funds of the Company legally available therefor, cash dividends payable in equal quarterly installments on February 1, May 1, August 1 and November 1. The Certificate further provides that, if the Company is in arrears in an aggregate amount equal to at least six quarterly dividends (whether or not consecutive), the number of members of the Company’s Board of Directors will be increased by two, effective as of the time of election of such directors, and the holders of Preferred Stock, voting separately as a class, will have the right to vote and elect such two additional directors. This right accrued to the holders of our Preferred Stock as of August 2, 2010. The Company is still in arrears in an aggregate amount in excess of six quarterly dividends on the Preferred Stock.
Gregory T. Hradsky has been serving as a Class 1 director since the Company’s 2011 annual meeting. We have not received any other nominations for director by the holders of the Preferred Stock. If elected, Mr. Hradsky would continue to serve as a Class 1 director until the earlier of  (a) the 2022 annual meeting and his successor is duly elected and qualified, and (b) such time as all accrued and unpaid dividends on the Preferred Stock have been declared and paid or set apart for payment.
Unless authority to vote for the nominee named above is withheld, the shares of Preferred Stock represented by the enclosed proxy will be voted FOR the re-election as Class 1 director of Mr. Hradsky.
Required Vote
A plurality of the votes cast at the annual meeting by the holders of our Preferred Stock is required to elect the nominees as director.
Recommendation
THE BOARD OF DIRECTORS DOES NOT MAKE A RECOMMENDATION IN FAVOR OF OR AGAINST THE ELECTION OF GREGORY HRADSKY AS A CLASS 1 DIRECTOR.

CODE OF CONDUCT AND ETHICS
We have adopted a code of conduct and ethics that applies to all of our employees, including our chief executive officer and chief financial and accounting officers. The text of the code of conduct and ethics is posted on our website at www.cyclacel.com, is filed as an exhibit to our Annual Report on Form 10-K, and will be made available to stockholders without charge, upon request, in writing to the Corporate Secretary at 200 Connell Drive, Suite 1500, Berkeley Heights, New Jersey 07922, Attention: Paul McBarron, Executive Vice President — Finance, Chief Financial Officer, Chief Operating Officer and Secretary. Disclosure regarding any amendments to, or waivers from, provisions of the code of conduct and ethics that apply to our directors, principal executive and financial officers will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver, unless website posting of such amendments or waivers is then permitted by the rules of The NASDAQ Stock Market.
OTHER MATTERS
The Board of Directors knows of no other business which will be presented to the annual meeting. If any other business is properly brought before the annual meeting, proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.
STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR
To be considered for inclusion in the proxy statement relating to our 2020 Annual Meeting of Stockholders, we must receive stockholder proposals (other than for director nominations) by no later than December 15, 2019. To be considered for presentation at the 2020 Annual Meeting of Stockholders, although not included in the proxy statement, proposals (including director nominations that are not requested to be included in our proxy statement) must be received no earlier than January 30, 2020 and no later than March 1, 2020. Proposals that are not received in a timely manner will not be presented or voted on at the 2020 Annual Meeting of Stockholders. If a proposal is received on time, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. All stockholder proposals should be marked for the attention of Secretary, Cyclacel Pharmaceuticals, Inc., 200 Connell Drive, Suite 1500, Berkeley Heights, New Jersey 07922.
Berkeley Heights, New Jersey
April 10, 2019
Our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, as amended (other than exhibits thereto), filed with the SEC, which provides additional information about us, is available on the Internet at www.cyclacel.com and is available in paper form to beneficial owners of our stock without charge upon written request to 200 Connell Drive, Suite 1500, Berkeley Heights, New Jersey 07922, Attention: Paul McBarron, Executive Vice President—Finance, Chief Financial Officer, Chief Operating Officer and Secretary.

CYCLACEL PHARMACEUTICALS, INC. 200 CONNELL DRIVE SUITE 1500 BERKELEY HEIGHTS, NJ 07922 VOTE BY INTERNET - www.proxyvote.comUse the Internet to transmit your voting instructions and for electronic deliveryof information. Vote by 11:59 P.M. Eastern Time the day before the cut-offdate or the meeting date. Have your proxy card in hand when you access theweb site and follow the instructions to obtain your records and to create anelectronic voting instruction form.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you would like to reduce the costs incurred by our company in mailing proxymaterials, you can consent to receiving all future proxy statements, proxycards and annual reports electronically via e-mail or the Internet. To sign upfor electronic delivery, please follow the instructions above to vote using theInternet and, when prompted, indicate that you agree to receive or access proxymaterials electronically in future years.VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by11:59 P.M. Eastern Time the day before the cut-off date or the meeting date.Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paidenvelope we have provided or return it to Vote Processing, c/o Broadridge,51 Mercedes Way, Edgewood, NY 11717.TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E73838-P23032 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY CYCLACEL PHARMACEUTICALS, INC.The Board of Directors recommends you vote FORthe following: ForAll WithholdAll For AllExcept To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. 1.Election of Class 1 Directors!!! Nominees01) Samuel L. Barker02) Sir John Bonham The Board of Directors recommends you vote FOR proposals 2 and 3:2.Ratify the appointment of RSM US LLP as the Company's independent registered public accounting firm for the fiscal year endingDecember 31, 2019.3.Approve by an advisory vote the compensation of the Company's named executive officers, as disclosed in the Company's proxy statement. For Against Abstain!!!!!! The Board of Directors recommends you vote "ONE YEAR" on the following proposal: 3 Years 2 Years 1 Year Abstain 4.The frequency of future stockholder advisory votes regarding compensation awarded to executive officers. !!!! NOTE: The Company will transact any other business that may properly be presented before the annual meeting or at any adjournment or postponement thereof.Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.E73839-P23032CYCLACEL PHARMACEUTICALS, INC.This proxy is solicited by the Board of DirectorsAnnual Meeting of StockholdersMay 29, 2019The stockholder(s) hereby appoint(s) each of Spiro Rombotis and Paul McBarron, severally and not jointly, as proxies, each with the power to appoint his substitute, and hereby authorize(s) each of them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Cyclacel Pharmaceuticals, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 A.M. Easter n T ime on May 29, 2019, at the company's headquarters at200 Connell Drive, Suite 1500, Berkeley Heights, New Jersey 07922, and any adjournment or postponement thereof.THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS, FOR PROPOSALS 2 AND 3 AND "ONE YEAR" FOR PROPOSAL 4. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, THE PERSONS NAMED IN THIS PROXY WILL VOTE IN THEIR DISCRETION. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.Continued and to be signed on reverse side

CYCLACEL PHARMACEUTICALS, INC.200 CONNELL DRIVE SUITE 1500BERKELEY HEIGHTS, NJ 07922VOTE BY INTERNET - www.proxyvote.comUse the Internet to transmit your voting instructions and for electronic deliveryof information. Vote by 11:59 P.M. Eastern Time the day before the cut-offdate or the meeting date. Have your proxy card in hand when you access theweb site and follow the instructions to obtain your records and to create anelectronic voting instruction form.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you would like to reduce the costs incurred by our company in mailing proxymaterials, you can consent to receiving all future proxy statements, proxycards and annual reports electronically via e-mail or the Internet. To sign upfor electronic delivery, please follow the instructions above to vote using theInternet and, when prompted, indicate that you agree to receive or access proxymaterials electronically in future years.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by11:59 P.M. Eastern Time the day before the cut-off date or the meeting date.Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paidenvelope we have provided or return it to Vote Processing, c/o Broadridge,51 Mercedes Way, Edgewood, NY 11717.TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E73840-P23032 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY CYCLACEL PHARMACEUTICALS, INC.The Board of Directors does not have a recommendation for voting on the following proposal:1.Election of Director Nominee1a. Gregory T. Hradsky For Against Abstain!!! NOTE: The Company will transact any other business that may properly be presented before the annual meeting or at any adjournment or postponement thereof.Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.E73841-P23032CYCLACEL PHARMACEUTICALS, INC.THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERSMay 29, 2019The stockholder(s) hereby appoint(s) each of Spiro Rombotis and Paul McBarron, severally and not jointly, as proxies, each with the power to appoint his substitute, and hereby authorize(s) each of them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Preferred Stock of Cyclacel Pharmaceuticals, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 A.M. Easter n T ime on May 29, 2019, at the company's headquarters at200 Connell Drive, Suite 1500, Berkeley Heights, New Jersey 07922, and any adjournment or postponement thereof.THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.Continued and to be signed on reverse side